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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): April 24, 2001
                                                          --------------


                               EVANS BANCORP, INC.
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               (Exact name of Registrant as Specified in Charter)


            New York                   0-18539                16-1332767
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 (State or Other Jurisdiction        (Commission           (I.R.S. Employer
        of Incorporation)            File Number)       Identification Number)


14-16 North Main Street Angola, New York                          14006
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(Address of Principal Executive Offices)                       (Zip Code)


        Registrant's telephone number, including area code (716) 549-1000
                                                          ----------------



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ITEM 5.  OTHER EVENTS

         Evans Bancorp, Inc. is filing herewith a press release issued on April 26, 2001 which is included herein. This press release was issued to announce the Company's first quarter 2001 earnings, the Board's consideration of strategies to list its common stock on a national exchange and the results of its Annual Shareholders Meeting.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

         The following exhibit is included herein:

         99.1     April 26, 2001 Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EVANS BANCORP, INC.

                                             By: /s/ James Tilley
                                                ------------------------------
                                                     James Tilley, President


April 26, 2001